SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
LEE PHARMACEUTICALS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Lee Pharmaceuticals
1434 Santa Anita Avenue
South El Monte, California 91733

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

        The Annual Meeting of the Shareholders of LEE PHARMACEUTICALS, a California corporation, will be held at 1434 Santa Anita Avenue, South El Monte, California, on Tuesday, March 11, 2003, at 1:30 p.m., for the following purposes:

  1.
  To elect directors for the ensuing year or as otherwise provided in the Bylaws;

  2.
  To approve the appointment of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. as independent auditors; and

  3.
  To transact such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed January 17, 2003, at the close of business, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournments thereof.

        We urge you to vote on the business to come before the meeting by executing and returning the enclosed Proxy or by casting your vote in person at the meeting.

By order of the Board of Directors.
/s/ MICHAEL L. AGRESTI MICHAEL L. AGRESTI, Secretary
South El Monte, California February 7, 2003

Lee Pharmaceuticals
1434 Santa Anita Avenue
South El Monte, California 91733

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS—MARCH 11, 2003

        This statement is furnished in connection with the Annual Meeting of the Shareholders to be held on March 11, 2003. Shareholders of record at the close of business on January 17, 2003, will be entitled to vote at the meeting and this statement was mailed to each of them on approximately February 7, 2003.

Voting Securities of the Company

        Common Stock, of which 4,135,162 shares were outstanding on the record date, constitutes the only security of the Company the holders of which are entitled to vote at the meeting. Each share of stock is entitled to one vote except that shareholders have cumulative voting rights with respect to the election of directors. Cumulative voting entitles a shareholder to give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or to distribute his votes on the same principle between two or more nominees as he sees fit. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of his intention to cumulate his votes. So called "broker nonvotes" will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any proposal.

Proxies

        Proxies are being solicited by the Company, and the persons named as proxies were selected by the Company. The Company will bear all costs of the solicitation (estimated to be $5,500) and will reimburse brokers or other persons holding stock in their names or in the names of their nominees for reasonable expenses in forwarding proxies and proxy material to the beneficial owners of stock. Any shareholder giving a proxy has the right to revoke it at any time by either giving the Company's Secretary a written notice revoking the prior proxy or by signing, dating and returning a new proxy card. The proxy card with the latest date will be honored.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth the only persons who, as of December 31, 2002, were known to the Company to be beneficial owners of five percent or more of the Company's Common Stock:

Name and Address of Beneficial Owner	Shares Owned at December 31, 2002	Percent of Class
Ronald G. Lee 1434 Santa Anita Avenue South El Monte, CA 91733	1,903,726 shares (1)	44%

(1)
Includes shares subject to options exercisable at or within 60 days after December 31, 2002.

        The following table sets forth the ownership of the Company's Common Stock by its directors and its named executive officers and all executive officers and directors as a group.

Name	Company Shares Beneficially Owned on December 31, 2002	Percent of Class
Ronald G. Lee	1,903,726 shares (1)	44%
Dr. Henry L. Lee	172,334 shares (2)	4%
William M. Caldwell IV	—	—
All executive officers and directors as a group (4 persons)	2,897,752 shares (1)(2)	48%

(1)
Includes shares subject to options exercisable at or within 60 days after December 31, 2002.

(2)
Includes 28,000 shares of the Company's Common Stock which Dr. Lee holds as trustee for the benefit of certain family members. He has the right to vote such shares but otherwise disclaims beneficial ownership.

Election of Directors

        At the meeting, three (3) directors are to be elected for the ensuing year and until their successors are duly elected and qualified or as otherwise provided in the Bylaws.

        The nominees for directors are Dr. Henry L. Lee, Ronald G. Lee and William M. Caldwell IV, all currently directors of the Company. Information regarding the nominees is set forth below.

        If the enclosed proxy is duly executed and received in time for the meeting, the shares represented thereby will be voted, and it is the intention of the persons named therein to vote, absent instructions to the contrary, for the three (3) persons listed above who were nominated by the Board of Directors for re-election as directors of the Company; however, in the case of cumulative voting, the proxy holders may cumulate the votes for one or more of the nominees. In the event any nominee for director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy will vote for a substitute who will be designated by the Board of Directors. The persons receiving the greatest number of votes, up to three persons, will be elected.

Directors and Executive Officers

Name and Positions held with Company	Age	Principal occupation during the past five years (1)	A director or officer since
Dr. Henry L. Lee Director	76	Chairman of the Board of Lee Pharmaceuticals through April 1995, when he retired, available as a consultant and currently a Director of the Company.	1971
Ronald G. Lee President, Chairman and Director	50	President, and since April 1995, Chairman of the Board of the Company.	1977
Michael L. Agresti Vice President—Finance, Treasurer and Secretary	60	Vice President—Finance, Treasurer and Secretary of the Company.	1977
William M. Caldwell IV Director	55	Vice Chairman of Ardent Communications, Inc. (formerly CAIS Internet), since February 1999, and President of Union Jack Group, Inc., a merchant banking firm, since September 1988.	1987

(1)
None of the companies named, other than the Company, is a parent, subsidiary or other affiliate of the Company.

  All directors attended the three meetings of the Board of Directors that occurred during fiscal 2002. The Company has an audit committee which consists of three directors: Dr. Henry L. Lee, Ronald G. Lee and William M. Caldwell IV. There were no audit committee meetings held during the fiscal year. The Company does not have a nominating or compensation committee.

Family Relationships

        Dr. Henry L. Lee is the father of Ronald G. Lee.

Section 16(a) Beneficial Ownership Reporting Requirement

        Based upon the Company's review of reports filed by directors and executive officers of the Company with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 and written representations of persons required to file such reports, the Company believes all such required reports were filed by the directors and executive officers during fiscal 2002.

Executive Compensation

        The following table sets forth information with respect to remuneration paid by the Company to the executive officers of the Company in fiscal 2002 with total annual salary and bonus of at least $100,000 for services in all capacities while acting as officers and directors of the Company during the fiscal years ended September 30, 2002, 2001, and 2000.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position			Other Annual Compensation ($)		All Other Compensation ($)
	Year	Salary ($)		Options (#)
Ronald G. Lee President, Chairman and Director	2002 2001 2000	217,907 221,777 230,241	3,732 (1) 4,634 (1) 9,098 (1)	— (2) — (2) — (2)	— — —

(1)
Constitutes reimbursement of medical and dental expenses not covered by the Company's insurance plan.

(2)
No stock options were granted during fiscal years 2002, 2001 and 2000.

  Each of the directors of the Company who is not employed by the Company receives a director's fee of $750 for each quarter and $500 for each meeting of the Board of Directors attended, except Dr. Henry L. Lee. As holder of the honorary title of Founder Chairman, Dr. Lee waived his fees.

        The following summary sets forth information as to certain options to purchase shares of Common Stock from the Company.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

Name	Number of Unexercised Options at Fiscal Year End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year End ($) Exercisable/Unexercisable
Ronald G. Lee	212,000/0	0/0

        The stock options were deemed not in the money since the market price was less than the option price at September 30, 2002.

Report of the Audit Committee

        The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

        The members of the audit committee have been appointed by the Board of Directors. The audit committee is not governed by a charter. The audit committee is comprised of three directors. Only William M. Caldwell IV meets the independence requirements of Rule 4200(a)(14) of the NASD's listing standards.

        Management is responsible for the Company's internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

        In this context, the audit committee has reviewed the Company's audited financial statements and discussed such statements with management. Management represented to the audit committee that the Company's financial statements were prepared in accordance with U.S. generally accepted accounting principles. The independent auditors communicated to the Board of Directors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Company's independent auditors also provided to the audit committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

        Based on the review and discussions noted above, and relying thereon, the audit committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002, and be filed with the U.S. Securities and Exchange Commission.

        Fees related to services performed by Caldwell, Becker, Dervin, Petrick & Co., L.L.P. in fiscal 2002 were as follows:

Audit Fees	$34,041
Financial Information System Design and Implementation	—
All Other Fees	—

Total	$34,041

        The audit committee has considered whether the provision of services, other than audit services, is compatible with maintaining the independence of Caldwell, Becker, Dervin, Petrick & Co., L.L.P.

Audit Committee: Dr. Henry L Lee Ronald G. Lee William M. Caldwell IV

Related Party Transactions

        Dr. Henry L. Lee, former Chairman of the Board, and his mother have advanced funds to the Company, from time to time, in return for notes payable. In January 1995, the terms of the notes with Dr. Henry L. Lee were amended to provide for repayment in full in January 2005. Interest is payable monthly at a bank's prime rate, 4.75%, on September 30, 2002. At September 30, 2002, the amount of loans outstanding from the former Chairman and his mother was $2,189,000. During fiscal year ending September 30, 2002, the total interest expensed with respect to these loans was $109,000. The amount of interest paid was $37,000 and the accrued liability for interest was $837,000 as of September 30, 2002.

        Ronald G. Lee, President, has advanced funds to the Company, from time to time, in return for notes payable. In January 1995, the terms of Ronald G. Lee's notes were amended to provide for repayment in full in January 2005. Interest is payable monthly at a bank's prime rate, 4.75%, on September 30, 2002. At September 30, 2002, the amount of loans outstanding from the President was $490,000 which includes $400,000 in loans from The Lee Foundation which the President is the Chairman. During fiscal year ending September 30, 2002, the total interest expensed to related parties was $21,000. The amount of interest paid was $22,000 and the accrued liability for interest was $65,000 as of September 30, 2002.

        In 1991, the Company sold and leased back two of its operating facilities in a transaction with its former Chairman. An initial gain was recognized and a deferred gain was recorded which is being amortized over the term of the two leases which expired November 2000. The amount of deferred gain realized during 2002 and 2001 was $0 and $11,000, respectively. The amounts of rents paid to related parties were $139,000 for September 30, 2002, and 2001.

Appointment of Independent Auditor

        Shareholders will be asked to approve the appointment of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. as independent auditors of the Company for the fiscal year 2003. Caldwell, Becker, Dervin, Petrick & Co., L.L.P. have served as independent auditors of the Company commencing June 16, 2000. A representative of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. is expected to be present at the meeting and shall have the opportunity to make any statements he desires to make and to respond to appropriate questions.

        The following resolution will be offered by the management at the meeting:

        RESOLVED that the selection of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. as the independent auditors of the Company for the fiscal year ending September 30, 2003, is hereby ratified and approved.

        Prior to such firm's engagement, Caldwell, Becker, Dervin, Petrick & Co., L.L.P. was not consulted by the Company (or anyone acting on its behalf) regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Lee Pharmaceuticals' financial statements or (2) any matter that was either the subject of a "disagreement" or a "reportable event" as such terms are defined in Regulation S-B promulgated by the Securities and Exchange Commission.

Shareholder Proposals

        Proposals of shareholders intended to be presented at the next annual meeting of the shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to such meeting on or before October 11, 2003.

Other Matters

        The management is not aware of any other matters to be presented to the meeting for action by the shareholders. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.

        The Company will provide without charge to anyone receiving this Proxy Statement a copy of the Company's Form 10-KSB for the fiscal year ended September 30, 2002, upon a written request directed to Lee Pharmaceuticals, 1434 Santa Anita Avenue, South El Monte, California, 91733, Attention: Corporate Secretary.

By order of the Board of Directors.
/s/ MICHAEL L. AGRESTI MICHAEL L. AGRESTI, Secretary
South El Monte, California February 7, 2003

☒ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE		REVOCABLE PROXY LEE PHARMACEUTICALS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS For Annual Meeting of Shareholders		1.	ELECTION OF DIRECTORS (except as marked to the contrary below):	For ☐	With- hold ☐	For All Except ☐
on March 11, 2003			Henry L. Lee, Jr., Ronald G. Lee and William M. Caldwell IV
The undersigned, a shareholder of LEE PHARMACEUTICALS, hereby constitutes and appoints RONALD G. LEE and MRS. MARTHA ALVAREZ, and each of them (with full power to act without the other), as proxy of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Shareholders of said Company called and to be held at 1434 Santa Anita Avenue, South El Monte, California, on Tuesday, March 11, 2003 at 1:30 o'clock p.m. and any adjournment thereof, and thereat to vote as designated hereon the number of votes or shares the undersigned would be entitled to vote and with all powers the undersigned would possess if personally present, including but not limited to the power to cumulate votes for one or more nominees listed hereon.		INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
		2.	PROPOSAL TO APPROVE THE APPOINTMENT OF CALDWELL, BECKER, DERVIN, PETRICK & CO., L.L.P. as independent auditors of the Corporation.	For ☐	Against ☐	Abstain ☐
3.
Upon all matters which may properly come before said meeting, including matters incident to the conduct of the meeting or any adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies, or their substitutes, may lawfully do by virtue thereof.
Please be sure to sign and date	Date
this Proxy in the box below.	, 2003
Shareholder sign above Co-holder (if any) sign above		THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN A MANNER DIRECTED HEREIN BY THE BELOW SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.
Detach above card, sign, date and mail in postage paid envelope provided. LEE PHARMACEUTICALS

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
PLEASE MARK/SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE